COMMITMENTS AND CONTINGENCIES (Details) - Jun. 30, 2015 - OCS [Member] - USD ($) $ in Thousands	Total
Long-term Purchase Commitment [Line Items]
Royalty rates	3.50%
Percent of grants received paid in royalties	100.00%
Proceeds from grants received	$ 38,442
Accumulated interest, grants	13,360
Accumulated royalties paid	11,359
Total commitment with respect to royalty-bearing participation received, net of royalties paid	$ 40,443